SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 17, 2004

Agere Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-16397	22-3746606
(Commission File Number)	(IRS Employer Identification No.)

1110 American Parkway NE
Allentown, Pennsylvania	18109
(Address of principal executive offices)	(Zip Code)

(610) 712-1000
(Registrant’s Telephone Number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.1: AMENDMENT TO JOINT VENTURE AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.

     On September 17, 2004, a subsidiary of Agere Systems, Agere Systems Singapore Pte, Ltd., and Chartered Semiconductor Manufacturing Ltd. amended the joint venture agreement governing Silicon Manufacturing Partners Pte, Ltd. The joint venture operates an integrated circuit wafer manufacturing facility in Singapore. Chartered separately manufactures additional wafers for Agere. Among other things, the amendment provides that the joint venture can pay dividends out of the profits of the venture determined on a year to year basis rather than a cumulative basis as previously was the case.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Joint Venture Agreement relating to Silicon Manufacturing Partners Pte, Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGERE SYSTEMS INC.
Date: September 22, 2004	By:	/s/ John W. Gamble, Jr.
		Name:	John W. Gamble, Jr.
		Title:	Executive Vice President and Chief Financial Officer